497(e)
                                                                      333-115985
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AXA Equitable Life Insurance Company

Accumulator(R) Life

PROSPECTUS SUPPLEMENT DATED JUNE 27, 2005

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This supplement updates certain information in the May 1, 2005 Prospectus and in any supplements to that Prospectus. Unless otherwise indicated, all other information in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.


RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

In the sub-section "How you pay for and contribute to your Accumulator(R) Life policy," under "The single premium annuity contract," the second-to-last sentence of the second paragraph is deleted and replaced with the following:

   If we do not receive the balance at our administrative office before the end of the grace period, your Guaranteed Minimum Death Benefit (discussed later in this prospectus) will terminate at the beginning of the eighth policy year.












                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104

EVM 422 (6/05)                                                       CAT #135244
                                                                          x01106